MERRILL LYNCH
GLOBAL SMALLCAP
FUND, INC.



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report
December 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Hubertus Aarts, Vice President
Andrew John Bascand, Vice President
R. Elise Baum, Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President
James E. Russell, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #18177 -- 12/97

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MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.


Merrill Lynch
Global SmallCap
Fund, Inc.
Management Team


Andrew John Bascand -- Senior Portfolio Manager/Asset Allocator. As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in the United States, Europe, the emerging markets and the Pacific Basin.

R. Elise Baum -- Co-Portfolio Manager -- North American Investments. Ms. Baum is primarily responsible for the Fund's investments in the United States and Canada.

Hubertus Aarts -- Co-Portfolio Manager -- European Investments. Mr. Aarts is primarily responsible for the Fund's European investments.

Grace Pineda -- Co-Portfolio Manager -- Emerging Markets Investments. Ms. Pineda is primarily responsible for investments in emerging markets in Europe and Latin America.

James Russell -- Co-Portfolio Manager -- Japanese Investments. Mr. Russell is primarily responsible for the Fund's Japanese investments.


Worldwide
Investments
As of 12/21/97

                                       Country of     Percent of
Ten Largest Equity Holdings              Origin       Net Assets
Grupo Radio Centro, S.A.
     de C.V. (ADR)                       Mexico          2.0%
Ariake Japan Co., Ltd.                   Japan           1.5
Four Seasons Hotels Inc.                 Canada          1.5
Roland Corporation                       Japan           1.2
Structural Dynamics Research Corp.       United States   1.1
Centrais Eletricas de Santa Catarina
     S.A. (CELESC) 'B' (Preferred)       Brazil          1.1
Sybase, Inc.                             United States   1.0
Grupo Profesional Planeacion y
     Proyectos, S.A. de C.V. (Class B)   Mexico          1.0
Inspec Group PLC                         United Kingdom  0.9
Vimpel-Communications (ADR)              Russia          0.9


                                     Percent of
Ten Largest Industries               Net Assets
Computer Software                       4.3%
Data Processing                         3.4
Telecommunications & Equipment          2.9
Insurance                               2.9
Electronics                             2.9
Textiles                                2.7
Computer Services                       2.7
Retailing                               2.6
Computers & Computer Services           2.5
Metals                                  2.5



           Merrill Lynch Global SmallCap Fund, Inc., December 31, 1997

DEAR SHAREHOLDER

Global small cap equities weakened in the second half of 1997. The period was characterized by the Asian currency crisis, which initially impacted Asian equity returns, but subsequently negatively affected cyclical and smaller company shares globally. Overall, Merrill Lynch Global SmallCap Fund, Inc.'s benchmark index -- which is a composite of the Salomon Brothers Extended Market Index (SEMI, a global smaller companies index) and the International Finance Corporation's Investables Index (an emerging market index) -- returned -12.9% in US dollar terms for the six months ended December 31, 1997.

The US dollar continued to appreciate over the six-month period, reaching 130.6 relative to the yen, up from 114.6 six months earlier. The US dollar also appreciated relative to the Deutschemark, rising to almost 1.80 from 1.745 at the end of June 1997.

The best-performing small cap issues in the six months ended December 31, 1997 were generally located in Europe, especially in the peripheral markets such as Spain, Italy and Scandinavia. Overall, European small caps rose by 4.4% in the six-month period in US dollar terms, according to the SEMI.

In contrast, the worst-performing markets were concentrated in the Pacific Basin, with returns in US dollar terms impacted both by very weak local equity returns and significant currency depreciations. Overall, Asian and Pacific market issues were particularly weak, with the SEMI regional index declining by 43.1% in the six months ended December 31, 1997.

Merrill Lynch Global SmallCap Fund, Inc.'s total returns for the six months ended December 31, 1997 were -16.38%, -16.86%, -16.82% and -
16.58% for Class A, Class B, Class C and Class D Shares, respectively. (Fund results shown do not reflect sales charges, and would be lower if included. Complete performance information, including average annual total returns, can be found on pages 4 -- 6 of this report to shareholders.) The key factor impacting the Fund's underperformance was our emerging equity market exposure in Asia. Additionally, over the period, stock returns in both Europe and the United States underperformed local benchmark indexes, principally reflecting the poor relative performance of cyclical and technology stocks, respectively. A positive factor for performance continued to be the Fund's hedging out of the yen into US dollars. With the yen above 130 relative to the dollar, we may reduce the hedge.

Portfolio Matters
The Fund's exposures have changed significantly relative to six months earlier. Although the Fund retains a broad global geographical mix, we reduced exposure to Asia in favor of the United States over the period. Regional exposures as of December 31, 1997 were: North America, 36% of net assets; Europe, 32%; Japan, 14%; Pacific Basin (ex-Japan), 5%; Latin America, 7%; and emerging Europe and Africa, 2%.

During the six months ended December 31, 1997, we made changes within specific regional portfolios. In the United States, we reduced investments in the electronic and metal fabrication industries in favor of investments in home building and diversified manufacturing sectors. In Europe, we reduced cyclical exposure with proceeds moved to stocks in the support services sector. At a country level, we increased UK exposure at the expense of equities in Sweden, Germany and Switzerland.

Economic and Investment
Environment
Global economic growth in 1998 is likely to fall short of 1997's rate as Asian economies adjust to higher interest rates and lower asset prices. However, to the extent that weaker growth permits a decline in global real bond yields, equity markets should be supported. Moreover, since the impact on earnings should take longer to emerge than the impact on bond yields, markets may enjoy a buoyant start to 1998, assuming policy initiatives in South Korea and Japan avert renewed deterioration in Asian markets.

The scope for upside surprises for economic and earnings growth in the first half of 1998 is probably greatest in Continental Europe. There are signs that the recovery in Europe is spreading from exports to domestic demand, while the region is less exposed than the United States or Japan to Asia. European Monetary Union will be a major focus in 1998. Tax reform, corporate restructuring and merger and acquisition activity should also be important themes.

Our strategy remains to overweight small cap equities in Europe and Latin America, and we have increased North American exposure to a small overweight. However, looking out over a 12-month timeframe, potential policy initiatives in Japan could provide an impetus to growth and improved performance of small caps in that market.

Global small cap companies have returned to their previous trend of underperforming large caps, mainly because small cap earnings are more closely related to economic expansion, which may be less durable. Although economic growth may slow in 1998, small cap valuations now appear significantly low, especially in Europe.

In Conclusion
The Fund has significantly reduced its exposure in the Asian markets and moved investment weights toward both the United States and Europe. However, we retain a globally diversified strategy, and anticipate a more positive outlook for small cap stocks in 1998 as fears of global deflation dissipate and investors come to recognize the excellent value in small cap issues relative to many large cap issues.

We thank you for your continued interest in Merrill Lynch Global
SmallCap Fund, Inc., and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ANDREW BASCAND
Andrew Bascand
Senior Portfolio Manager/Asset Allocator

/S/HUBERTUS AARTS
Hubertus Aarts
Co-Portfolio Manager
European Investments

/S/R. ELISE BAUM
R. Elise Baum
Co-Portfolio Manager
North American Investments

/S/GRACE PINEDA
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments


/S/JAMES RUSSELL
James Russell
Co-Portfolio Manager
Japanese Investments


February 13, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Performance
Summary --
Class A Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $9.82       $9.37          $0.005             --             - 4.53%
1995                        9.37        9.27           0.053          $0.105            + 0.66
1996                        9.27        9.81           0.185           0.710            +15.61
1997                        9.81        8.51             --            0.421            - 8.88
                                                Total $0.243    Total $1.236
                                                Cumulative total return as of 12/31/97:  +1.23%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
8/5/94 -- 12/31/94         $10.00      $9.34          $0.005             --             - 6.55%
1995                         9.34       9.19           0.053          $0.052            - 0.45
1996                         9.19       9.72           0.185           0.601            +14.43
1997                         9.72       8.40             --            0.357            - 9.85
                                                Total $0.243    Total $1.010
                                               Cumulative total return as of 12/31/97:  - 4.03%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class C Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $9.80       $9.34          $0.005             --             - 4.64%
1995                        9.34        9.19           0.053          $0.052            - 0.46
1996                        9.19        9.71           0.185           0.611            +14.43
1997                        9.71        8.38             --            0.364            - 9.88
                                                Total $0.243    Total $1.027
                                               Cumulative total return as of 12/31/97:  - 2.12%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class D Shares

                             Net Asset Value      Capital Gains
Period Covered           Beginning     Ending      Distributed    Dividends Paid*     % Change**
8/5/94 -- 12/31/94         $10.00      $9.37          $0.005             --             - 6.25%
1995                         9.37       9.25           0.053          $0.093            + 0.31
1996                         9.25       9.79           0.185           0.683            +15.34
1997                         9.79       8.48             --            0.406            - 9.17
                                                Total $0.243    Total $1.182
                                               Cumulative total return as of 12/31/97:  - 1.47%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Recent
Performance
Results*
                                                                           12 Month     3 Month
                                     12/31/97     9/30/97     12/31/96     % Change     % Change
Class A Shares                        $8.51       $10.60       $9.81        -13.25%      -19.72%
Class B Shares                         8.40        10.42        9.72        -13.58       -19.39
Class C Shares                         8.38        10.40        9.71        -13.70       -19.42
Class D Shares                         8.48        10.56        9.79        -13.38       -19.70
Class A Shares -- Total Return                                              - 8.88(1)    -15.67(1)
Class B Shares -- Total Return                                              - 9.85(2)    -15.91(2)
Class C Shares -- Total Return                                              - 9.88(3)    -15.86(3)
Class D Shares -- Total Return                                              - 9.17(4)    -15.79(4)

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.421 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.357 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.364 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.406 per share ordinary income dividends.



Average Annual
Total Return


                   % Return Without     % Return With
                      Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/97     -8.88%            -13.67%
Inception (10/21/94)
through 12/31/97        +0.38             - 1.30

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                       % Return           % Return
                      Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/97     -9.85%            -13.31%
Inception (8/5/94)
through 12/31/97        -1.20             - 1.45

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                       % Return           % Return
                      Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/97     -9.88%            -10.75%
Inception (10/21/94)
through 12/31/97        -0.67             - 0.67

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                   % Return Without     % Return With
                      Sales Charge      Sales Charge**
Class D Shares*
Year Ended 12/31/97     -9.17%            -13.94%
Inception (8/5/94)
through 12/31/97        -0.44             - 2.00

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




                                                                      Merrill Lynch Global SmallCap Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                                                                                             Value      Percent of
EUROPE    Industries                  Shares Held   Investments                               Cost         (Note 1a)    Net Assets


Denmark     Marking Devices              9,720      + Olicom A/S                              $308,053      $256,940      0.3%
            Textiles                     8,882        Carli Grey International A/S             267,698       499,164      0.5
                                                                                           -----------   -----------   ------
                                                      Total Investments in Denmark             575,751       756,104      0.8
                                                                                           ===========   ===========   ======

Finland     Holding Company              3,926        Fiskars OY AB (Class A)                  203,002       425,212      0.5
            Household Products           7,244        Huhtamaki OY                             325,534       299,201      0.3
                                                                                           -----------   -----------   ------
                                                      Total Investments in Finland             528,536       724,413      0.8
                                                                                           ===========   ===========   ======

France      Automobile Parts             8,000        Bertrand Faure S.A.                      434,883       568,732      0.6

            Computer Software            1,788        Altran Technologies S.A.                 537,046       546,589      0.6
                                        20,000      + Business Objects S.A. (ADR)(a)           243,702       205,000      0.2
                                                                                           -----------   -----------   ------
                                                                                               780,748       751,589      0.8

            Electrical Components       12,000        Cofidur S.A.                             488,534       343,911      0.4
            Holding Company              1,399        Societe EuraFrance S.A.                  423,366       569,455      0.6
            Home Furnishings             4,896        Castorama Dubois Investissements
                                                      S.C.A.                                   664,530       593,800      0.6
            Insurance                    2,437        Union des Asurances Federales S.A.       295,206       319,859      0.4
            Manufacturing               17,170        Sommer-Allibert S.A.                     510,514       595,915      0.6
            Plastics                     2,437        Compagnie Plastic Omnium S.A.            289,123       321,478      0.4
            Steel                        8,800        Vallourec S.A.                           549,943       524,871      0.6
                                                                                           -----------   -----------   ------
                                                      Total Investments in France            4,436,847     4,589,610      5.0
                                                                                           ===========   ===========   ======

Germany     Auto & Truck                 4,800        Koegel Fahrzeugwerke AG (Preferred)      621,179       493,662      0.5
            Machine Tools
            & Machinery                  2,120        Walter AG                                574,925       707,138      0.8
            Machinery & Engineering      8,033      + Kloeckner Werke AG                       723,566       538,123      0.6

            Manufacturing                3,680        Escada AG (Preferred)                    610,130       415,299      0.5
                                         3,087        KSB AG (Preferred)                       442,057       686,458      0.7
                                                                                          ------------   -----------   ------
                                                                                             1,052,187     1,101,757      1.2

            Retail Specialty            13,794        Moebel Walther AG                        590,239       444,770      0.5
                                                                                           -----------   -----------   ------
                                                      Total Investments in Germany           3,562,096     3,285,450      3.6
                                                                                           ===========   ===========   ======


Ireland     Containers                  68,000      + Clondalkin Group PLC                     667,110       541,612      0.6
            Foods                       59,608        Greencore Group PLC                      299,101       280,991      0.3
                                                                                           -----------   -----------   ------
                                                      Total Investments in Ireland             966,211       822,603      0.9
                                                                                           ===========   ===========   ======

Netherlands Building & Construction     15,441        NBM-Amstelland NV                        410,332       398,286      0.4
            Computer Software           36,455      + DOCdata NV                               516,725       629,278      0.7
            Electrical Equipment         7,799        Twentsche Kabel Holding NV               309,938       386,565      0.4
            Engineering & Construction  11,056      + Volker Wessels Stevin NV                 235,136       343,523      0.4
            Holding Company             16,972        Internatio-Muller NV                     342,789       534,037      0.6
            Industrial Services         21,563        Koninklijke Pakhoed NV                   805,805       622,132      0.7
                                                                                           -----------   -----------   ------
                                                      Total Investments in the Netherlands   2,620,725     2,913,821      3.2
                                                                                           ===========   ===========   ======

Norway      Computer Software           10,420        Merkantildata ASA                        246,308       359,652      0.4
            Newspaper/Publishing        16,244        Schibsted ASA                            337,559       279,232      0.3
                                                                                           -----------   -----------   ------
                                                      Total Investments in Norway              583,867       638,884      0.7
                                                                                           ===========   ===========   ======

Poland      Engineering & Construction  54,607        Elektrim Towarzystwo Handlowe S.A.       189,787       529,005      0.6
                                                                                           -----------   -----------   ------
                                                      Total Investments in Poland              189,787       529,005      0.6
                                                                                           ===========   ===========   ======

Portugal    Retail Sales                 9,122        Establecimentos Jeronimo Martins
                                                      & Filho S.A.                             106,068       289,839      0.3
                                                                                           -----------   -----------   ------
                                                      Total Investments in Portugal            106,068       289,839      0.3
                                                                                           ===========   ===========   ======

Russia      Cellular Telephones         24,360      + Vimpel-Communications (ADR)(a)           733,336       867,825      0.9
            Utilities --
            Communications                 652        Nizhnovenergo                             42,380        18,256      0.0
                                                                                           -----------   -----------   ------
                                                      Total Investments in Russia              775,716       886,081      0.9
                                                                                           ===========   ===========   ======

Spain       Automotive & Equipment      21,000        Estacionamientos Subterraneos,
                                                      S.A. (Ordinary)                          403,390       412,817      0.4
                                                                                           -----------   -----------   ------
                                                      Total Investments in Spain               403,390       412,817      0.4
                                                                                           ===========   ===========   ======

Sweden      Engineering                 24,800        Kalmar Industries AB                     515,945       399,824      0.4
            Engineering &
            Construction                17,546        Svedala Industri AB                      230,417       289,505      0.3
            Forest Products/           629,500        Rottneros Bruks AB Free                  970,956       487,616      0.5
            Paper & Packaging
            Hotels                      17,850      + Scandic Hotels AB                        323,991       436,161      0.5
                                                                                           -----------   -----------   ------
                                                      Total Investments in Sweden            2,041,309     1,613,106      1.7
                                                                                           ===========   ===========   ======


Switzerland Advertising                  1,920        Edipresse S.A. (Bearer)                  413,501       557,780      0.6
            Banking                      1,730        Banque Cantonale Vaudois (BCV)           495,373       591,483      0.6
            Industrials                  3,885        Oerlikon-Buehrle Holdings AG             418,893       545,683      0.6
            Machinery                      567        Saurer AG (Registered)                   240,813       411,799      0.5
            Medical Supplies               186        Disetronic Holding AG                    404,135       407,811      0.4
            Paper & Forest Products     24,800        Mercer International, Inc. (ADR)(a)      422,910       217,000      0.2
            Photography                  1,197        Fotolabo S.A.                            401,670       266,547      0.3
            Retailing                      860        Grands Magasins Jelmoli S.A.             487,840       742,446      0.8
                                                                                           -----------   -----------   ------
                                                      Total Investments in Switzerland       3,285,135     3,740,549      4.0
                                                                                           ===========   ===========   ======


United
Kingdom     Aerospace                   17,700        DONCASTERS PLC (ADR)(a)                  323,541       373,913      0.4
            Beverages                  131,500        Matthew Clark PLC                      1,188,993       345,582      0.4
            Chemicals                  231,246        Inspec Group PLC                         940,173       892,581      0.9

            Computer Services           32,850        Logica PLC                               493,115       627,510      0.7
                                        24,461        Misys PLC                                241,862       739,260      0.8
                                                                                          ------------   -----------   ------
                                                                                               734,977     1,366,770      1.5

            Computers                  158,600      + Acorn Group PLC                          231,981       351,676      0.4
            Electronic Components       36,455        Fairey Group PLC                         309,973       305,374      0.3
            Electronics                 64,000        Premier Farnell PLC                      558,170       460,426      0.5
            Employee Services          161,500        Corporate Services Group PLC             485,710       565,012      0.6
            Industrial Services         48,000        Select Appointments (Holdings) PLC       467,928       441,504      0.5
            Merchandising               61,958        Smith (W.H.) Group PLC                   378,619       395,870      0.4
            Metals                      50,288        Johnson Matthey PLC                      546,365       450,159      0.5
            Oil Services                40,000        Expro International Group PLC            330,488       350,181      0.4
            Pharmaceuticals            162,300      + Oxford Molecular Group PLC               828,101       645,118      0.7
            Rental Services            141,400        Ashtead Group PLC                        331,499       441,274      0.5
            Textiles                   144,380        Dewhirst Group PLC                       404,828       578,632      0.6
                                                                                           -----------   -----------   ------
                                                      Total Investments in the
                                                      United Kingdom                         8,061,346     7,964,072      8.6
                                                                                           ===========   ===========   ======
                                                      Total Investments in Europe           28,136,784    29,166,354     31.5
                                                                                           ===========   ===========   ======

LATIN
AMERICA

Argentina   Retailing                   24,889        Grimoldi S.A.                             95,150        62,235      0.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in Argentina            95,150        62,235      0.1
                                                                                           ===========   ===========   ======

Brazil      Textiles                 2,054,000      + de Tecidos Norte de Minas S.A.
                                                      (COTEMINAS) (Preferred)                  652,560       737,729      0.8
                                     2,054,000        Empresa Nacional de Comercio S.A.              0             0      0.0
                                                                                           -----------   -----------   ------
                                                                                               652,560       737,729      0.8
            Utilities -- Electric      822,478        Centrais Eletricas de Santa
                                                      Catarina S.A. (CELESC) 'B'
                                                      (Preferred)                              729,222     1,024,413      1.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in Brazil            1,381,782     1,762,142      1.9
                                                                                           ===========   ===========   ======

Colombia    Banking                     31,701        Banco Ganadero S.A. (Class A)
                                                      (Preferred) (ADR)(a)                     621,492       760,824      0.8
                                                                                           -----------   -----------   ------
                                                      Total Investments in Colombia            621,492       760,824      0.8
                                                                                           ===========   ===========   ======

Mexico      Banking                    350,850      + Grupo Financiero Banorte, S.A. de C.V.
                                                      (Class B)                                387,614       613,051      0.7
            Broadcasting -- Media      129,000        Grupo Radio Centro, S.A. de C.V.
                                                      (ADR)(a)                               1,527,535     1,838,250      2.0
            Engineering & Construction 243,450        Grupo Profesional Planeacion y
                                                      Proyectos, S.A. de C.V. (Class B)      1,084,045       947,153      1.0
                                                                                           -----------   -----------   ------
                                                      Total Investments in Mexico            2,999,194     3,398,454      3.7
                                                                                           ===========   ===========   ======


Peru        Foods                      250,947      + Consorcio Alimentos Fabril
                                                      Pacifico S.A.                            268,537       227,547      0.2
                                                                                           -----------   -----------   ------
                                                      Total Investments in Peru                268,537       227,547      0.2
                                                                                           ===========   ===========   ======

Venezuela   Textiles                    68,880      + Sudamtex de Venezuela S.A.C.A.
                                                      (ADR)(a)(c)                              984,000       619,920      0.7
                                                                                           -----------   -----------   ------
                                                      Total Investments in Venezuela           984,000       619,920      0.7
                                                                                           ===========   ===========   ======
                                                      Total Investments in Latin America     6,350,155     6,831,122      7.4
                                                                                           ===========   ===========   ======

MIDDLE EAST/
AFRICA

Egypt       Industrial -- Other         83,200        Paints & Chemicals Industries Co.
                                                      S.A.E. (GDR)(b)(c)                       977,600       867,360      0.9
                                                                                           -----------   -----------   ------
                                                      Total Investments in Egypt               977,600       867,360      0.9
                                                                                           ===========   ===========   ======

South
Africa      Newspaper/Publishing        41,035        Nasionale Pers Beperk                    468,429       337,459      0.4
            Retailing                  468,000        Metro Cash & Carry Ltd.                  450,022       408,923      0.4
                                                                                           -----------   -----------   ------
                                                      Total Investments in South Africa        918,451       746,382      0.8
                                                                                           ===========   ===========   ======
                                                      Total Investments in the Middle
                                                      East/Africa                            1,896,051     1,613,742      1.7
                                                                                           ===========   ===========   ======

NORTH
AMERICA

Canada      Leisure                     42,384        Four Seasons Hotels Inc.                 495,789     1,332,737      1.5
            Mining                      32,925        Cambior Inc.                             457,703       193,434      0.2
                                                                                           -----------   -----------   ------
                                                      Total Investments in Canada              953,492     1,526,171      1.7
                                                                                           ===========   ===========   ======

United
States      Air Transportation          13,950        Air Express International Corporation    252,271       420,244      0.5

            Apparel                     13,200      + Farah, Inc.                              111,210        73,425      0.1
                                        50,100      + Norton McNaughton, Inc.                  538,399       263,025      0.3
                                                                                           -----------   -----------   ------
                                                                                               649,609       336,450      0.4

            Automobile Parts            27,000        Walbro Corp.                             494,287       357,750      0.4

            Banking & Finance            7,087        Charter One Financial, Inc.              117,313       444,709      0.5
                                        27,930      + Civic BanCorp                            330,916       520,196      0.5
                                        11,600        Haven Bancorp, Inc.                      164,925       258,100      0.3
                                                                                           -----------   -----------   ------
                                                                                               613,154     1,223,005      1.3

            Biotechnology                9,200      + COR Therapeutics, Inc.                   108,187       205,850      0.2
                                        13,000      + Cephalon, Inc.                           133,730       147,875      0.2
                                         4,100      + Gilead Sciences, Inc.                    108,019       156,825      0.2
                                        33,575      + NeoRx Corp.                              227,194       184,663      0.2
                                        18,500      + Scios, Inc.                              118,537       185,000      0.2
                                                                                           -----------   -----------   ------
                                                                                               695,667       880,213      1.0

            Broadcasting                90,300      + Paxson Communications Corp.              961,885       665,963      0.7

            Building & Building
            Materials                   16,500      + Giant Cement Holding, Inc.               227,850       379,500      0.4
                                        10,000        Oakwood Homes Corporation                199,225       331,875      0.4
                                        26,800        Ryland Group, Inc.                       376,002       633,150      0.7
                                        12,300      + Toll Brothers, Inc.                      247,648       329,025      0.3
                                                                                           -----------   -----------   ------
                                                                                             1,050,725     1,673,550      1.8

            Cable                       13,100        General Cable Corporation                275,100       474,056      0.5

            Computer Software            9,800      + Cylink Corporation                       140,722        95,550      0.1
                                        11,250      + Harbinger Corporation                    232,005       313,594      0.3
                                        33,900      + Mentor Graphics Corporation              346,082       328,406      0.4
                                        22,700      + Software Spectrum, Inc.                  360,426       266,725      0.3
                                         3,963      + Sterling Commerce, Inc.                   56,142       152,328      0.2
                                        46,600      + Structural Dynamics Research Corp.       931,486     1,048,500      1.1
                                                                                           -----------   -----------   ------
                                                                                             2,066,863     2,205,103      2.4

            Computers & Computer
            Services                     9,600      + BISYS Group, Inc. (The)                  312,561       319,200      0.3
                                        12,550      + Boole & Babbage, Inc.                    269,919       374,931      0.4
                                        10,700      + Ikos Systems, Inc.                       106,112        65,538      0.1
                                         9,200        National Data Corporation                338,324       332,350      0.4
                                        20,300      + Phoenix Technologies Ltd.                277,500       246,138      0.3
                                         8,050      + Storage Technology Corporation           320,766       498,597      0.5
                                         7,800      + Vanstar Corporation                       69,721        88,238      0.1
                                        19,000      + Wang Laboratories, Inc.                  411,092       420,375      0.4
                                                                                           -----------   -----------   ------
                                                                                             2,105,995     2,345,367      2.5

            Data Processing             30,600      + Axiom, Inc.                              381,651       122,400      0.2
                                        27,100      + Metromail Corporation                    451,527       484,413      0.5
                                        10,000      + Platinum Technology, Inc.                130,665       282,500      0.3
                                        15,800      + Primark Corp.                            434,580       642,862      0.7
                                        73,000      + Sybase, Inc.                           1,214,081       971,813      1.0
                                        81,300      + VMARK Software, Inc.                     603,910       619,912      0.7
                                                                                           -----------   -----------   ------
                                                                                             3,216,414     3,123,900      3.4

            Diversified                 18,000      + ACX Technologies, Inc.                   383,079       439,875      0.5

            Electronics                 10,600      + Alpha Industries, Inc.                    72,605       170,925      0.2
                                        50,500      + C.P. Clare Corp.                         420,437       650,187      0.7
                                        13,500      + CHS Electronics, Inc.                    285,750       226,125      0.2
                                        26,200      + DII Group, Inc.                          290,567       704,125      0.8
                                        11,600      + Nu Horizons Electronics Corp.             95,633        72,500      0.1
                                        11,300      + Triumph Group, Inc.                      309,978       375,725      0.4
                                                                                           -----------   -----------   ------
                                                                                             1,474,970     2,199,587      2.4

            Environmental Control       14,114        BHA Group Inc. (Class A)                 198,583       264,637      0.3
                                        34,000      + Envirosource, Inc.                       124,533       102,000      0.1
                                                                                           -----------   -----------   ------
                                                                                               323,116       366,637      0.4

            Gaming                      15,800      + WMS Industries, Inc.                     307,818       333,775      0.4

            Healthcare --               18,300      + Magainin Pharmaceuticals, Inc.           193,027       147,544      0.2
            Products/Services           27,400      + Magellan Health Services, Inc.           776,534       589,100      0.6
                                        46,800      + Ramsay Health Care, Inc.                 287,902       140,400      0.2
                                        12,000      + Sierra Health Services, Inc.             381,993       403,500      0.4
                                                                                           -----------   -----------   ------
                                                                                             1,639,456     1,280,544      1.4

            Industrial Outsourcing      50,700      + SITEL Corporation                        474,026       462,637      0.5

            Insurance                    6,600        American National Insurance Co.          570,555       613,800      0.7
                                        42,000      + Gryphon Holdings, Inc.                   611,539       698,250      0.7
                                        21,000        PXRE Corp.                               473,475       696,937      0.7
                                         8,496        Reliastar Financial Corporation++        135,132       349,929      0.4
                                                                                           -----------   -----------   ------
                                                                                             1,790,701     2,358,916      2.5

            Machinery                   14,000        AGCO Corporation                         328,730       409,500      0.4
                                        25,500        Stewart & Stevenson Services, Inc.       617,389       650,250      0.7
                                                                                           -----------   -----------   ------
                                                                                               946,119     1,059,750      1.1

            Medical                      6,450      + Biomatrix, Inc.                           91,014       187,050      0.2
                                        14,400      + Genome Therapeutics Corporation          123,171        91,800      0.1
                                        25,000      + HCIA Inc.                                312,439       296,875      0.3
                                        33,000      + NABI, Inc.                               222,517       113,437      0.1
                                        42,600      + Physician Computer Network, Inc.         277,090       170,400      0.2
                                         7,200      + VISX, Inc.                               183,523       156,600      0.2
                                        19,000      + Vivus, Inc.                              490,891       201,875      0.2
                                                                                           -----------   -----------   ------
                                                                                             1,700,645     1,218,037      1.3

            Metals                       8,150        Applied Industrial Technologies, Inc.    155,388       218,012      0.2
                                        15,800        Castle (A.M.) & Company                  291,876       361,425      0.4
                                        17,700      + Citation Corporation                     238,490       287,625      0.3
                                        17,400        Commonwealth Industries, Inc.            327,256       254,475      0.3
                                        28,000      + Shiloh Industries, Inc.                  377,537       532,000      0.6
                                         6,700      + Wolverine Tube, Inc.                     192,590       207,700      0.2
                                                                                           -----------   -----------   ------
                                                                                             1,583,137     1,861,237      2.0

            Natural Resources           22,700      + Benton Oil and Gas Company               427,019       293,681      0.3
                                        18,300      + Brown (Tom), Inc.                        210,967       352,275      0.4
                                        22,000      + Plains Resources, Inc.                   137,500       378,125      0.4
                                        15,500      + TransTexas Gas Corp.                     170,500       229,594      0.2
                                        40,263      + Zemex Corporation                        344,670       352,301      0.4
                                                                                           -----------   -----------   ------
                                                                                             1,290,656     1,605,976      1.7

            Pharmaceuticals              5,900      + Neurogen Corporation                      78,712        79,650      0.1
                                        16,000      + Pharmaceutical Product
                                                      Development, Inc.                        216,371       246,000      0.3
                                                                                           -----------   -----------   ------
                                                                                               295,083       325,650      0.4

            Restaurants                 21,500      + Au Bon Pain Company, Inc. (Class A)      138,629       162,594      0.2

            Retailing                   30,900        Baker (J.), Inc.                         276,568       173,812      0.2
                                        16,500      + Department 56, Inc.                      375,676       474,375      0.5
                                        18,200        Fingerhut Companies, Inc.                364,195       389,025      0.4
                                        14,500      + Micro Warehouse, Inc.                    270,472       202,094      0.2
                                                                                           -----------   -----------   ------
                                                                                             1,286,911     1,239,306      1.3

            Steel                        3,600      + Novamerican Steel Inc.                    39,000        40,500      0.0

            Telecommunications &         7,200      + Allen Telecom Inc.                       127,512       132,750      0.1
            Equipment                   96,800      + Applied Digital Access, Inc.             499,074       562,650      0.6
                                        33,200      + Comdial Corporation                      204,775       307,100      0.3
                                        15,200      + MasTec, Inc.                             368,448       347,700      0.4
                                        63,600      + Metromedia International Group, Inc.     775,534       604,200      0.7
                                        51,300      + Network Equipment Technologies, Inc.     738,108       750,262      0.8
                                                                                           -----------   -----------   ------
                                                                                             2,713,451     2,704,662      2.9

            Transportation              10,000        Circle International Group, Inc.         252,349       229,375      0.2

            Wire & Cable Products       28,500      + Anixter International Inc.               462,092       470,250      0.5
                                                                                           -----------   -----------   ------
                                                      Total Investments in the
                                                      United States                         29,483,208    32,064,909     34.6
                                                                                           ===========   ===========   ======
                                                      Total Investments in North America    30,436,700    33,591,080     36.3
                                                                                           ===========   ===========   ======

PACIFIC
BASIN

Hong Kong   Appliances                 332,000        Guangdong Kelon Electrical Holdings
                                                      Company Ltd. (Class H)                   471,804       340,678      0.4
            Cement Manufacturers     1,188,000      + Anhui Conch Cement Co. Ltd. (Class H)    353,773       207,009      0.2
            Electrical Equipment     1,368,000        Harbin Power Equipment Company Ltd.      248,460       165,979      0.2
            Electronic Components    1,498,000        QPL International Holdings Ltd.        1,592,944       667,067      0.7
            Foods/Food Processing    4,136,700        Tingyi (Cayman Islands) Holdings Co.     886,928       539,279      0.6
            Packaging                2,392,400        Sinocan Holdings Ltd.                    860,560       663,912      0.7
            Telecommunications         262,000        Smartone Telecommunications              510,017       505,570      0.5
                                                                                           -----------   -----------   ------
                                                      Total Investments in Hong Kong         4,924,486     3,089,494      3.3
                                                                                           ===========   ===========   ======

Indonesia   Banking --
            International              606,000        PT Bank Bali (Foreign)                   634,023        81,361      0.1
            Consumer -- Goods        1,589,080        PT Wicaksana Overseas International    1,186,891        58,855      0.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in Indonesia         1,820,914       140,216      0.2
                                                                                           ===========   ===========   ======

Japan       Automobile Parts            58,000        Murakami Corporation                   1,148,025       258,273      0.3
                                        25,000        Showa Corporation                        254,422       143,954      0.1
                                                                                          ------------   -----------   ------
                                                                                             1,402,447       402,227      0.4

            Beverages                   79,000        Hokkaido Coca-Cola Bottling
                                                      Co., Ltd.                              1,298,058       576,200      0.6
                                        81,400        Sanyo Coca-Cola Bottling Co., Ltd.     1,118,168       687,447      0.8
                                                                                          ------------   -----------   ------
                                                                                             2,416,226     1,263,647      1.4

            Chemicals                   33,000        Canon Chemicals, Inc.                    573,804       233,850      0.2
                                        45,000        Shin-Etsu Polymer Co., Ltd.              188,582       148,560      0.2
                                                                                          ------------   -----------   ------
                                                                                               762,386       382,410      0.4

            Computer Services           15,000        Sumisho Computer Systems Corp.           249,015       302,879      0.3
                                        51,700        TKC Corporation                        1,374,367       789,889      0.9
                                                                                          ------------   -----------   ------
                                                                                             1,623,382     1,092,768      1.2

            Construction                89,600        Japan Foundation Engineering
                                                      Co., Ltd.                              1,735,016       502,173      0.5
                                       164,000        Yondenko Corp.                         1,510,731       551,493      0.6
                                                                                          ------------   -----------   ------
                                                                                             3,245,747     1,053,666      1.1

            Consumer Electricals        59,000        Roland Corporation                     1,429,975     1,087,140      1.2

            Electrical Equipment        16,000        Shinmei Electric Co.                     799,257       233,397      0.2
                                        37,000        Sukegawa Electric Co.                    476,115        60,507      0.1
                                                                                          ------------   -----------   ------
                                                                                             1,275,372       293,904      0.3

            Electronic Components       35,000        Chiyoda Integre Co., Ltd.                220,393       119,040      0.1

            Foods/Food                  43,000        Ariake Japan Co., Ltd.                 1,525,975     1,403,071      1.5
            Processing

            Health Services             25,000        Kanto Biomedical Laboratory Co.          528,125       119,002      0.1

            Industrials                 14,500        Nitto Kohki Company Ltd.                 488,740       150,288      0.1

            Iron & Steel               218,000        Nippon Chutetsukan K.K.                1,367,147       363,194      0.4

            Machinery                   27,000        Miura Co., Ltd.                          449,645       275,701      0.3
                                         5,000        Towa Corporation                         208,085       104,031      0.1
                                                                                          ------------   -----------   ------
                                                                                               657,730       379,732      0.4

            Metal Fabrication          124,000        Toyo Kohan Co., Ltd.                   1,057,406       552,169      0.6

            Pollution Control           88,000        Organo Corporation                       907,607       241,198      0.3

            Real Estate                 53,000        Keihanshin Real Estate Co. Ltd.          525,507       215,255      0.2
                                        56,000        TOC Company Ltd.                         596,958       425,643      0.5
                                                                                          ------------   -----------   ------
                                                                                             1,122,465       640,898      0.7

            Restaurants                 18,000        Aim Services Co., Ltd.                   404,458       171,363      0.2
                                        44,000        Mos Food Services, Inc.                1,279,994       510,096      0.6
                                        83,000        Ohsho Food Service Corp.               2,244,318       694,587      0.7
                                                                                          ------------   -----------   ------
                                                                                             3,928,770     1,376,046      1.5

            Retail Specialty            62,000        ADO Electric Industrial Co., Ltd.      1,832,223       290,365      0.3
                                        28,000        Nitori Co.                               846,860       145,965      0.2
                                                                                           -----------   -----------   ------
                                                                                             2,679,083       436,330      0.5

            Services                    69,000        Ichinen Co., Ltd.                      1,656,095       529,750      0.6

            Trading                     34,000        Japan CBM Corp.                        1,197,480       574,280      0.6

            Trucking                   108,000        Nippon Konpo Unyu Soko Co.             1,045,185       628,514      0.7
                                                                                           -----------   -----------   ------
                                                      Total Investments in Japan            30,537,736    13,089,274     14.1
                                                                                           ===========   ===========   ======

Malaysia    Advertising                221,000        Seni Jaya Corporation BHD                708,918       119,459      0.1
            Newspaper/Publishing       143,000        New Straits Times Press BHD              602,723       177,416      0.2
                                                                                           -----------   -----------   ------
                                                      Total Investments in Malaysia          1,311,641       296,875      0.3
                                                                                           ===========   ===========   ======

New Zealand Agriculture              1,090,500        Wrightson Ltd.                           808,404       506,254      0.6
            Chemicals                  146,000        Fernz Corporation Ltd.                   439,021       377,021      0.4
            Textiles                   176,150        Lane Walker Rudkin Industries, Ltd.      196,618       117,553      0.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in New Zealand       1,444,043     1,000,828      1.1
                                                                                           ===========   ===========   ======

Philippines Financial Services          46,128        Far East Bank & Trust Company             82,959        56,507      0.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in the Philippines      82,959        56,507      0.1
                                                                                           ===========   ===========   ======

Thailand    Financial Services          93,200        Industrial Finance Corporation of
                                                      Thailand                                 179,847        14,504      0.0
            Transportation              62,000        Thoresen Thai Agency PLC 'Express'
                                                      (Warrants)(d)                                  0         1,043      0.0
                                                                                           -----------   -----------   ------
                                                      Total Investments in Thailand            179,847        15,547      0.0
                                                                                           ===========   ===========   ======
                                                      Total Investments in the
                                                      Pacific Basin                         40,301,626    17,688,741     19.1
                                                                                           ===========   ===========   ======


SOUTHEAST
ASIA

India       Financial Services          24,764        Industrial Credit & Investment
                                                      Corporation of India Ltd.
                                                      (ICICI) (GDR)(b)                         277,849       321,932      0.4
            Recreation & Consumer
            Goods                      182,000      + Su-Raj Diamonds Ltd.                     252,312        41,893      0.0
                                                                                           -----------   -----------   ------
                                                      Total Investments in Southeast Asia      530,161       363,825      0.4
                                                                                           ===========   ===========   ======

SHORT-TERM                              Face
SECURITIES                             Amount                 Issue

            Commercial Paper*      US$ 253,000        General Motors Acceptance Corp., 6.75%
                                                      due 1/02/98                              252,953       252,953      0.3
                                                                                           -----------   -----------   ------
                                                      Total Investments in Commercial Paper    252,953       252,953      0.3
                                                                                           ===========   ===========   ======

            US Government Agency     2,000,000        Federal National Mortgage Association,
            Obligations*                              5.62% due 1/08/1998                    1,997,814     1,997,814      2.1
                                                                                           -----------   -----------   ------
                                                      Total Investments in US Government
                                                      Agency Obligations                     1,997,814     1,997,814      2.1
                                                                                           ===========   ===========   ======
                                                      Total Investments in Short-Term
                                                      Securities                             2,250,767     2,250,767      2.4
                                                                                           ===========   ===========   ======

OPTIONS                   Nominal Value Covered                                               Premiums        Value     Percent of
PURCHASED                 by Options Purchased                Issue                             Paid        (Note 1a)   Net Assets

            Currency Put Options     2,000,000        German Deutschemark, expiring February
            Purchased                                 1998 at DM1.95                            13,500         1,400      0.0
                                     5,200,000        Japanese Yen, expiring February
                                                      1998 at (yen)120                          77,740       388,960      0.4
                                                                                           -----------   -----------   ------
                                                      Total Investments in Options Purchased    91,240       390,360      0.4
                                                                                           ===========   ===========   ======

            Total Investments                                                             $109,993,484    91,895,991     99.2
                                                                                          ============
            Unrealized Depreciation on Forward Foreign Exchange Contracts**                                  (66,179)    (0.1)
            Variation Margin on Financial Futures Contracts***                                                   900      0.0
            Other Assets Less Liabilities                                                                    809,255      0.9
                                                                                                         -----------   ------
            Net Assets                                                                                   $92,639,967    100.0%
                                                                                                         ===========   ======

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
 +  Non-income producing security.
++  Acquired shares of Security-Connecticut Corp.
 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
** Forward foreign exchange contracts as of December 31, 1997 were as follows:

                                               Unrealized
Foreign Currency          Expiration          Depreciation
Purchased                    Date              (Note 1c)

(yen) 312,000,000         February 1998         $(66,179)
                                              ----------

Total Unrealized Depreciation on Forward
Foreign Exchange Contracts -- Net
(US$ Commitment -- $2,476,377)                  $(66,179)
                                              ==========

*** Financial futures contracts sold as of December 31, 1997 were as follows:

Number of                                    Expiration         Value
Contracts       Issue          Exchange         Date          (Note 1a)

   18         S&P Index          CME          March 1998     $4,405,950
Total Financial Futures Contracts Sold                       ----------
(Total Contract Price -- $4,434,525)                         $4,405,950
                                                             ==========

See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 1997

Assets:        Investments, at value (identified cost -- $109,902,244) (Note 1a)                         $91,505,631
               Options purchased, at value (preiums paid -- $91,240) (Notes 1a & 1c)                         390,360
               Foreign cash (Note 1d)                                                                        380,734
               Cash on deposit for financial futures contracts                                               525,000
               Cash                                                                                              698
               Receivables
               Capital shares sold                                                        $712,645
               Securities sold                                                             183,561
               Dividends                                                                   145,998
               Forward foreign exchange contracts (Note 1c)                                 11,144
               Variation margin (Note 1c)                                                      900         1,054,248
                                                                                          --------
               Deferred organization expenses (Note 1g)                                                       76,377
               Prepaid registration fees and other assets (Note 1g)                                           57,410
                                                                                                         -----------
               Total assets                                                                               93,990,458
                                                                                                         -----------
Liabilities:   Unrealized depreciation on forward foreign exchange
               contracts -- net (Note 1c)                                                                     66,179
               Payables:
               Capital shares redeemed                                                     766,600
               Distributor (Note 2)                                                         75,759
               Investment adviser (Note 2)                                                  75,106
               Securities purchased                                                         53,715
               Forward foreign exchange contracts (Note 1c)                                 21,012           992,192
               Accrued expenses and other liabilities                                  -----------           292,120
                                                                                                         -----------
               Total liabilities                                                                           1,350,491
                                                                                                         -----------
Net Assets:    Net assets                                                                                $92,639,967
                                                                                                         ===========
Net Assets     Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                          $43,710
Consist of:    Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                          848,687
               Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                           52,061
               Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                          156,639
               Paid-in capital in excess of par                                                          112,335,055
               Accumulated investment loss -- net                                                           (732,591)
               Accumulated realized capital losses on investments and foreign
               currency transactions -- net                                                               (1,851,882)
               Unrealized depreciation on investments and foreign currency
               transactions -- net                                                                       (18,211,712)
                                                                                                         -----------
               Net assets                                                                                $92,639,967
                                                                                                         ===========
Net Asset      Class A -- Based on net assets of $3,718,757 and 437,097 shares outstanding                     $8.51
Value:                                                                                                   -----------
               Class B -- Based on net assets of $71,272,869 and 8,486,874 shares outstanding                  $8.40
                                                                                                         ===========
               Class C -- Based on net assets of $4,360,863 and  520,610 shares outstanding                    $8.38
                                                                                                         ===========
               Class D -- Based on net assets of $13,287,478 and 1,566,389 shares outstanding                  $8.48
                                                                                                         ===========

               See Notes to Financial Statements.





STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 1997

Investment              Dividends (net of $59,485 foreign withholding tax)                                       $683,390
Income                  Interest and discount earned                                                              134,606
(Notes 1e & 1f):                                                                                                 --------
                        Total income                                                                              817,996
                                                                                                                 --------
Expenses:               Investment advisory fees (Note 2)                                       $531,940
                        Account maintenance and distribution fees -- Class B (Note 2)            488,054
                        Transfer agent fees -- Class B (Note 2)                                  121,138
                        Custodian fees                                                            72,213
                        Printing and shareholder reports                                          69,579
                        Accounting services (Note 2)                                              60,376
                        Professional fees                                                         36,466
                        Registration fees (Note 1g)                                               35,109
                        Account maintenance and distribution fees -- Class C (Note 2)             27,175
                        Account maintenance fees -- Class D (Note 2)                              21,689
                        Directors' fees and expenses                                              20,278
                        Amortization of organization expenses (Note 1g                            19,379
                        Transfer agent fees -- Class D (Note 2)                                   18,227
                        Pricing fees                                                              11,017
                        Transfer agent fees -- Class C (Note 2)                                    7,108
                        Transfer agent fees -- Class A (Note 2)                                    5,013
                        Other                                                                      5,826
                                                                                                --------
                        Total expenses                                                                          1,550,587
                                                                                                             ------------
                        Investment loss -- net                                                                   (732,591)
                                                                                                             ------------
Realized &              Realized gain from:
Unrealized Gain         Investments -- net                                                       592,946
(Loss) on               Foreign currency transactions -- net                                     760,332        1,353,278
Investments &                                                                               ------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions -- Net     Investments -- net                                                   (22,081,395)
(Notes 1c, 1d,          Foreign currency transactions -- net                                     137,722      (21,943,673)
1f & 3):                                                                                    ------------     ------------
                        Net realized and unrealized loss on investments and foreign
                        currency transactions                                                                 (20,590,395)
                                                                                                             ------------
                        Net Decrease in Net Assets Resulting from Operations                                 $(21,322,986)
                                                                                                             ============

                        See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                     Months Ended      Year Ended
                                                                                                      December 31,        June 30,
                        Increase (Decrease) in Net Assets:                                                   1997            1997

Operations:             Investment loss -- net                                                          $(732,591)    $(1,273,307)
                        Realized gain on investments and foreign currency transactions -- net           1,353,278       5,253,606
                        Change in unrealized appreciation/depreciation on investments
                        and foreign currency transactions -- net                                      (21,943,673)      4,475,472
                                                                                                     ------------    ------------
                        Net increase (decrease) in net assets resulting from operations               (21,322,986)      8,455,771
                                                                                                     ------------    ------------
Dividends &             Investment income -- net:
Distributions to        Class A                                                                                --         (27,732)
Shareholders            Class B                                                                                --        (680,759)
(Note 1h):              Class C                                                                                --         (34,097)
                        Class D                                                                                --        (163,840)
                        In excess of investment income -- net:
                        Class A                                                                                --         (66,906)
                        Class B                                                                                --      (1,642,412)
                        Class C                                                                                --         (82,264)
                        Class D                                                                                --        (395,284)
                        Realized gain on investments -- net:
                        Class A                                                                          (179,237)       (179,170)
                        Class B                                                                        (3,120,853)     (6,808,450)
                        Class C                                                                          (186,701)       (324,707)
                        Class D                                                                          (615,104)     (1,160,558)
                                                                                                     ------------    ------------
                        Net decrease in net assets resulting from dividends
                        and distributions to shareholders                                              (4,101,895)    (11,566,179)
                                                                                                     ------------    ------------

Capital Share           Net decrease in net assets derived from capital share transactions            (24,107,361)    (17,802,460)
Transactions                                                                                         ------------    ------------
(Note 4):

Net Assets:             Total decrease in net assets                                                  (49,532,242)    (20,912,868)
                        Beginning of period                                                           142,172,209     163,085,077
                                                                                                     ------------    ------------
                        End of period                                                                $ 92,639,967    $142,172,209
                                                                                                     ============    ============

                        See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                                     Class A
                                                                                      ----------------------------------------
                                                                                      For the                         For the
                                                                                        Six            For the         Period
                                                                                       Months        Year Ended       Oct. 21,
                         The following per share data and ratios have been derived     Ended           June 30,       1994+ to
                         from information provided in the financial statements.       Dec. 31,    -----------------   June 30,
                                                                                       1997++     1997++      1996      1995
                         Increase (Decrease) in Net Asset Value:
Per Share                Net asset value, beginning of period                         $10.69      $10.86      $8.92     $9.82
Operating                                                                             ------      ------     ------    ------
Performance:             Investment income (loss) -- net                                (.01)        .01        .13       .04
                         Realized and unrealized gain (loss)
                         on investments and foreign currency
                         transactions -- net                                           (1.75)        .72       1.97      (.93)
                                                                                      ------      ------     ------    ------
                         Total from investment operations                              (1.76)        .73       2.10      (.89)
                                                                                      ------      ------     ------    ------
                         Less dividends and distributions:
                         Investment income -- net                                         --        (.09)      (.10)       --
                         In excess of investment income -- net                            --        (.22)        --        --
                         Realized gain on investments -- net                            (.42)       (.59)      (.06)       --
                         In excess of realized gain on investments -- net                 --          --         --      (.01)
                                                                                      ------      ------     ------    ------
                         Total dividends and distributions                              (.42)       (.90)      (.16)     (.01)
                                                                                      ------      ------     ------    ------
                         Net asset value, end of period                                $8.51      $10.69     $10.86     $8.92
                                                                                      ======      ======     ======    ======
Total Investment         Based on net asset value per share                           (16.38%)++++  7.53%     23.87%    (9.11%)++++
Return:**                                                                             ======      ======     ======    ======

Ratios to Average
Net Asets:               Expenses                                                       1.59%*      1.53%      1.55%     1.62%*
                                                                                      ======      ======     ======    ======
                         Investment income (loss) -- net                                (.26%)*      .13%       .46%     1.06%*
                                                                                      ======      ======     ======    ======

Supplemental             Net assets, end of period (in thousands)                     $3,719      $5,508     $3,083    $5,992
Data                                                                                  ======      ======     ======    ======
                         Portfolio turnover                                            23.23%      63.17%     60.33%    47.96%
                                                                                      ======      ======     ======    ======
                         Average commission rate paid+++++                            $.0081      $.0104     $.0011        --
                                                                                      ======      ======     ======    ======

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                    ++++ Aggregate total investment return.
                   +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                         Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                       + Commencement of operations.
                      ++ Based on average shares outstanding.

                         See Notes to Financial Statements.





                                                                                                    Class B
                                                                                    ----------------------------------------
                                                                                    For the                           For the
                                                                                      Six              For the         Period
                                                                                     Months          Year Ended       Oct. 21,
                         The following per share data and ratios have been derived   Ended            June 30,       1994+ to
                         from information provided in the financial statements.     Dec. 31,      -----------------   June 30,
                                                                                     1997++       1997++       1996     1995
                         Increase (Decrease) in Net Asset Value:
Per Share                Net asset value, beginning of period                       $10.54        $10.71      $8.84    $10.00
Operating                                                                          -------      --------   --------  --------
Performance:             Investment income (loss) -- net                              (.07)         (.10)      (.06)      .01
                         Realized and unrealized gain (loss) on investments
                         and foreign currency transactions -- net                    (1.71)          .72       2.04     (1.16)
                                                                                   -------      --------   --------  --------
                         Total from investment operations                            (1.78)          .62       1.98     (1.15)
                                                                                   -------      --------   --------  --------
                         Less dividends and distributions:
                         Investment income -- net                                       --          (.06)      (.05)       --
                         In excess of investment income -- net                          --          (.14)        --        --
                         Realized gain on investments -- net                          (.36)         (.59)      (.06)       --
                         In excess of realized gain on investments -- net               --            --         --      (.01)
                                                                                   -------      --------   --------  --------
                         Total dividends and distributions                            (.36)         (.79)      (.11)     (.01)
                                                                                   -------      --------   --------  --------
                         Net asset value, end of period                              $8.40        $10.54     $10.71     $8.84
                                                                                   =======      ========   ========  ========

Total Investment         Based on net asset value per share                         (16.86%)++++    6.47%     22.57%   (11.55%)++++
Return                                                                             =======      ========   ========  ========

Ratios to Average        Expenses                                                     2.63%*        2.58%      2.61%      .83%*
Net Assets:                                                                        =======      ========   ========  ========
                         Investment income (loss) -- net                             (1.32%)*      (1.00%)     (.66%)     .10%*
                                                                                   =======      ========   ========  ========

Supplemental             Net assets, end of period (in thousands)                  $71,273      $111,261   $131,656  $132,296
Data:                                                                              =======      ========   ========  ========
                         Portfolio turnover                                         23.23%         63.17%     60.33%    47.96%
                                                                                   =======      ========   ========  ========
                         Average commission rate paid+++++                          $.0081        $.0104     $.0011        --
                                                                                   =======      ========   ========  ========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                    ++++ Aggregate total investment return.
                   +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                         Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                       + Commencement of operations.
                      ++ Based on average shares outstanding.

                         See Notes to Financial Statements.





                                                                                                     Class C
                                                                                     ----------------------------------------
                                                                                     For the                           For the
                                                                                       Six              For the         Period
                                                                                      Months          Year Ended       Oct. 21,
                         The following per share data and ratios have been derived    Ended            June 30,       1994+ to
                         from information provided in the financial statements.      Dec. 31,      -----------------   June 30,
                                                                                      1997++       1997++       1996     1995
                         Increase (Decrease) in Net Asset Value:
Per Share                Net asset value, beginning of period                        $10.52        $10.71     $8.84     $9.80
Operating                                                                            ------        ------    ------    ------
Performance:             Investment income (loss) -- net                               (.07)         (.10)     (.05)      .01
                         Realized and unrealized gain (loss) on investments
                         and foreign currency transactions -- net                     (1.71)          .71      2.03      (.96)
                                                                                     ------        ------    ------    ------
                         Total from investment operations                             (1.78)          .61      1.98      (.95)
                                                                                     ------        ------    ------    ------
                         Less dividends and distributions:
                         Investment income -- net                                        --          (.06)     (.05)       --
                         In excess of investment income -- net                           --          (.15)       --        --
                         Realized gain on investments -- net                           (.36)         (.59)     (.06)       --
                         In excess of realized gain on investments -- net                --            --        --      (.01)
                                                                                     ------        ------    ------    ------
                         Total dividends and distributions                             (.36)         (.80)     (.11)     (.01)
                                                                                     ======        ======    ======    ======
                         Net asset value, end of period                               $8.38        $10.52    $10.71     $8.84
                                                                                     ======        ======    ======    ======

Total Investment         Based on net asset value per share                          (16.82%)++++    6.38%    22.56%    (9.75%)++++
Return:**                                                                            ======        ======    ======    ======

Ratios to Average        Expenses                                                      2.64%*        2.60%     2.63%     2.66%*
Net Assets:                                                                          ======        ======    ======    ======
                         Investment income (loss) -- net                              (1.33%)*      (1.00%)    (.64%)     .20%*
                                                                                     ======        ======    ======    ======

Supplemental             Net assets, end of period (in thousands)                    $4,361        $5,962    $5,753    $4,924
Data:                                                                                ======        ======    ======    ======
                         Portfolio turnover                                           23.23%        64.17%    60.33%    47.96%
                                                                                     ======        ======    ======    ======
                         Average commission rate paid+++++                           $.0081        $.0104    $.0011        --
                                                                                     ======        ======    ======    ======





                                                                                                    Class D
                                                                                    ----------------------------------------
                                                                                    For the                           For the
                                                                                      Six              For the         Period
                                                                                     Months          Year Ended       Oct. 21,
                         The following per share data and ratios have been derived   Ended            June 30,       1994+ to
                         from information provided in the financial statements.     Dec. 31,      -----------------   June 30,
                                                                                     1997++       1997++       1996     1995
                         Increase (Decrease) in Net Asset Value:
Per Share                Net asset value, beginning of period                       $10.66       $10.83      $8.91     $10.00
Operating                                                                          -------      -------    -------    -------
Performance:             Investment income (loss) -- net                              (.03)        (.02)       .02        .08
                         Realized and unrealized gain (loss) on investments
                         and foreign currency transactions -- net                    (1.74)         .72       2.05      (1.16)
                                                                                   -------      -------    -------    -------
                         Total from investment operations                            (1.77)         .70       2.07      (1.08)
                                                                                   -------      -------    -------    -------
                         Less dividends and distributions:
                         Investment income -- net                                       --         (.08)      (.09)        --
                         In excess of investment income -- net                          --         (.20)        --         --
                         Realized gain on investments -- net                          (.41)        (.59)      (.06)        --
                         In excess of realized gain on investments -- net               --           --         --       (.01)
                                                                                   -------      -------    -------    -------
                         Total dividends and distributions                            (.41)        (.87)      (.15)      (.01)
                                                                                   -------      -------    -------    -------
                         Net asset value, end of period                              $8.48       $10.66     $10.83      $8.91
                                                                                   =======      =======    =======    =======

Total Investment         Based on net asset value per share                         (16.58%)++++   7.27%     23.50%    (10.85%)++++
Return:**                                                                          =======      =======    =======    =======

Ratios to Average        Expenses                                                     1.84%*       1.80%      1.83%      1.77%*
Net Assets:                                                                        =======      =======    =======    =======
                         Investment income (loss) -- net                              (.54%)*      (.21%)      .10%       .90%*
                                                                                   =======      =======    =======    =======

Supplemental             Net assets, end of period (in thousands)                  $13,287      $19,441    $22,593    $23,928
Data:                                                                              =======      =======    =======    =======
                         Portfolio turnover                                          23.23%       63.17      60.33%     47.96%
                                                                                   =======      =======    =======    =======
                         Average commission rate paid+++++                          $.0081       $.0104     $.0011         --
                                                                                   =======      =======    =======    =======

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                    ++++ Aggregate total investment return.
                   +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                         Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                       + Commencement of operations.
                      ++ Based on average shares outstanding.

                         See Notes to Financial Statements.




Merrill Lynch Global SmallCap Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended December 31, 1997, MLAM paid MLAM U.K. a fee of $131,538 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

               Account        Distribution
          Maintenance Fee           Fee

Class B        0.25%               0.75%
Class C        0.25%               0.75%
Class D        0.25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.For the six months ended December 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD              MLPF&S

Class A             $1               $11
Class D         $1,152           $14,819

For the six months ended December 31, 1997, MLPF&S received contingent deferred sales charges of $178,102 and $654 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $14,891 in commissions on the execution of portfolio security transactions for the six months ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1997 were $27,684,806 and $61,983,712, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                          Realized      Unrealized
                                       Gains (Losses)  Gains (Losses)

Investments:
Long-term                               $1,240,780    $(18,396,613)
Financial futures contracts               (647,834)         28,575
                                        ----------    ------------
Total investments                          592,946     (18,368,038)
                                        ----------    ------------
Currency transactions:
Options purchased                          (98,727)        299,120
Foreign currency transactions              292,250         (76,615)
Forward foreign exchange contracts         566,809         (66,179)
                                        ----------    ------------
Total currency transactions                760,332         156,326
                                        ----------    ------------
Total                                   $1,353,278    $(18,211,712)
                                        ==========    ============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $18,396,613, of which $12,466,297 related to appreciated securities and $30,862,910 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $109,902,244.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $24,107,361 and $17,802,460 for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                           Dollar
Ended December 31, 1997                     Shares          Amount

Shares sold                                 77,655        $777,861
Shares issued to shareholders in
reinvestment of distributions               20,207         169,131
                                        ----------    ------------
Total issued                                97,862         946,992
Shares redeemed                           (175,899)     (1,780,130)
                                        ----------    ------------
Net decrease                               (78,037)      $(833,138)
                                        ==========    ============

Class A Shares for the Year                                 Dollar
Ended June 30, 1997                         Shares          Amount

Shares sold                                640,103      $6,302,473
Shares issued to shareholders
in reinvestment of dividends
and distributions                           25,500         247,091
                                        ----------    ------------
Total issued                               665,603       6,549,564
Shares redeemed                           (434,307)     (4,334,013)
                                        ----------    ------------
Net increase                               231,296      $2,215,551
                                        ==========    ============

Class B Shares for the Six Months                           Dollar
Ended December 31, 1997                     Shares          Amount

Shares sold                                569,688      $5,813,087
Shares issued to shareholders in
reinvestment of distributions              232,742       1,922,455
                                        ----------    ------------
Total issued                               802,430       7,735,542
Automatic conversion of shares             (37,190)       (380,660)
Shares redeemed                         (2,836,843)    (27,507,641)
                                        ----------    ------------
Net decrease                            (2,071,603)   $(20,152,759)
                                        ==========    ============

Class B Shares for the Year                                 Dollar
Ended June 30, 1997                         Shares          Amount

Shares sold                              2,372,220     $24,001,485
Shares issued to shareholders
in reinvestment of dividends
and distributions                          555,932       5,336,945
                                        ----------    ------------
Total issued                             2,928,152      29,338,430
Automatic conversion of shares             (31,361)       (318,122)
Shares redeemed                         (4,628,694)    (46,586,988)
                                        ----------    ------------
Net decrease                            (1,731,903)   $(17,566,680)
                                        ==========    ============

Class C Shares for the Six Months                           Dollar
Ended December 31, 1997                     Shares          Amount

Shares sold                                 53,759        $546,612
Shares issued to shareholders in
reinvestment of distributions               20,458         168,573
                                        ----------    ------------
Total issued                                74,217         715,185
Shares redeemed                           (120,281)     (1,182,627)
                                        ----------    ------------
Net decrease                               (46,064)      $(467,442)
                                        ==========    ============

Class C Shares for the Year                                 Dollar
Ended June 30, 1997                         Shares          Amount

Shares sold                                251,158      $2,498,757
Shares issued to shareholders
in reinvestment of dividends
and distributions                           41,482         397,810
                                        ----------    ------------
Total issued                               292,640       2,896,567
Shares redeemed                           (263,160)     (2,632,858)
                                        ----------    ------------
Net increase                                29,480        $263,709
                                        ==========    ============

Class D Shares for the Six Months                           Dollar
Ended December 31, 1997                     Shares          Amount

Shares sold                                677,492      $6,671,030
Automatic conversion of shares              36,727         380,660
Shares issued to shareholders in
reinvestment of distributions               46,480         387,646
                                        ----------    ------------
Total issued                               760,699       7,439,336
Shares redeemed                         (1,018,518)    (10,093,358)
                                        ----------    ------------
Net decrease                              (257,819)    $(2,654,022)
                                        ==========    ============

Class D Shares for the Year                                 Dollar
Ended June 30, 1997                         Shares          Amount

Shares sold                                599,650      $6,180,271
Automatic conversion of shares              31,011         318,122
Shares issued to shareholders
in reinvestment of dividends
and distributions                           99,660         963,719
                                        ----------    ------------
Total issued                               730,321       7,462,112
Shares redeemed                           (992,678)    (10,177,152)
                                        ----------    ------------
Net decrease                              (262,357)    $(2,715,040)
                                        ==========    ============

5. Commitments:
At December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $72,000.



EQUITY PORTFOLIO CHANGES

For the Quarter Ended December 31, 1997

Additions

*Adana Cimento Sanayii Turk Anonim Sirketi
 Allen Telecom Inc.
 Anhui Conch Cement Co. Ltd. (Class H)
 Banque Cantonale Vaudois (BCV)
 Benton Oil and Gas Company
 Bertrand Faure S.A.
 Business Objects S.A. (ADR)
 Cephalon, Inc.
 Compagnie Plastic Omnium S.A.
 Disetronic Holding AG
*GEA AG
 HCIA Inc.
 Harbin Power Equipment Company Ltd.
 Harbinger Corporation
*Hoganas AB
 Ikos Systems, Inc.
 Logica PLC
 MasTec, Inc.
*Meritor Automotive, Inc.
*Netas Northern Electric
 Telekomunikasyon A.S.
 Neurogen Corporation
 Novamerican Steel Inc.
 Olicom A/S
 Pharmaceutical Product Development, Inc.
 Premier Farnell PLC
 SITEL Corporation
 Select Appointments (Holdings) PLC
 Shin-Etsu Polymer Co., Ltd.
*Stoneridge, Inc.
*Texlon Corporation
 Towa Corporation
 Union des Asurances Federales S.A.
*Veterinary Centers of America, Inc.


Deletions

 ASKO OY (Class A)
*Adana Cimento Sanayii Turk Anonim Sirketi
 Agie Carmilles Holdings AG
 Amway (Malaysia) Holdings BHD
 Analogic Corporation
 Aramex International, Limited
 Asas Dunia BHD
 Bashinformsvyaz
 Belimo Automation AG
 Burswood Property Trust
 Celltech Group PLC
 Chemical Company of Malaysia BHD
 Cho-Hung Bank Co. Ltd.
 Damart S.A.
 Delta Corporation Ltd.
 Dover Downs Entertainment, Inc.
 Dynatech Corporation
 EIH Limited (GDR)
 Finansierings Instituttet for Industri og Handvarek A/S (FIH)
 (Class B)
*GEA AG
*Hoganas AB
 Instrumentarium OY (Group A)
 Korea Kumho Petrochemical Co.
 Landair Services, Inc.
 Latas de Aluminio S.A. (GDR)
 Lenenergo
 Mandator AB (B Shares)
 Marshall Industries
*Meritor Automotive, Inc.
*Netas Northern Electric
 Telekomunikasyon A.S.
 Nizhny Novgorod Svyazinform
 OTP Bank (GDR)
 Ostex International, Inc.
 PT Ciputra Development (Foreign)
 Plettac AG
 Premenos Technology Corp.
 Quanex Corporation
 Reno Air, Inc.
 SRL Inc.
 Sequana Therapeutics, Inc.
 Serco Group PLC (Ordinary)
*Stoneridge, Inc.
 TEGE S.A.
*Texlon Corporation
 Thoresen Thai Agency PLC (Foreign)
 Titan Cement Co. S.A.
 Tjumenteleom
*Veterinary Centers of America, Inc.
 West Australian Newspaper Holdings Ltd.

*Added and deleted in the same quarter.